UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 6, 2009

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                             File Number)             Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  +86 (0)10 8518 9669

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Convertible Debt Settlement Agreement.

On February 6, 2009, we closed a Convertible Debt Settlement Agreement with a group of private investors (“Settlement Agreement”) pursuant to which we have re-purchased $1,500,000 of our outstanding senior convertible notes. We used funds received from Redrock Capital Ventures, Ltd, a BVI company, under a separate financing arrangement. On March 22, 2007, we previously sold to these same investors $1,500,000 of our senior convertible promissory notes (“Notes”) along with Class A, Class B, and Class C common stock purchase warrants (“Warrants”). Please refer to our Form 8-K filed with the Securities and an Exchange Commission on March 23, 2007 for a detailed description of that transaction. As disclosed elsewhere in our filings with the Securities and Exchange Commission, we were in default on our registration obligations with respect of the securities underlying the Notes and Warrants.

Under the Settlement Agreement, in exchange for canceling the Notes and underlying agreements, we agreed to re-pay the principal amount of the Notes ($1,500,000), and $610,126 in interest and default penalties. We paid $250,000 of the $1,500,000 in the principal amount at closing, and are obligated to pay $250,000 every 90 days from closing until the principal is paid in full. We agreed to pay interest and penalties of $610,126 in the form of common shares of CEC Unet Plc. (AIM: CECU) which we hold. The payment is due 90 days from closing date. The amount of CECU shares payable to the investors is calculated by using the lowest bid price of the CECU shares for the five days prior to the payment date minus 10%. The securities of CECU are currently subject to a trading suspension on the AIM Market. If the CECU Shares are not trading on the AIM Market on the stated payment date, then we are required to pay the amount in cash or cash equivalents. The parties also amended the Warrants to remove any registration rights and purchase price reset provisions, among other changes. As additional consideration, limited mutual releases were given by the parties.

The Convertible Debt Settlement Agreement is attached as an exhibit to this Form 8-K, and forgoing description of is qualified in its entirety by the terms and conditions of the attached Convertible Debt Settlement Agreement.

As mentioned above, we received $250,000 in funds from Redrock Capital Venture Limited, a BVI company (“Redrock”). Dr. Bruno Wu, who is our Chairman and a control person of our company, also is the Chairman of Redrock, however, Dr. Wu has no ownership interest in Redrock. Mr. Wu’s spouse, Ms. Yang Lan, is the majority shareholder of Redrock. She also is controlling shareholder of Sun Media Investment Holdings, one of our largest shareholders. The loan from Redrock is due on demand and bears no interest.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.
Convertible Debt Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date:  February 19, 2009

By:  /s/

Bruno Wu

Bruno Wu

Chairman

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